EXHIBIT 32.1

AS CAPITAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AS Capital, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xue Ran GAO, Chief Executive Officer, President, Chief Financial Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xue Ran GAO Xue Ran GAO
Date: March 20, 2020	Chief Executive Officer, President, Chief Financial Officer, Secretary and Director